(AIM INVESTMENTS(R) LOGO)

                               FOUR EASY WAYS TO VOTE YOUR PROXY

              INTERNET: Go to WWW.XXXXX.XXX and follow the online directions.
              TELEPHONE: Call 1-XXX-XXX-XXXX and follow the simple instructions.
              MAIL: Vote, sign, date and return your proxy by mail.
              IN PERSON: Vote at the Special Meeting of Shareholders.

999 999 999 999 99

AIM V.I. AGGRESSIVE GROWTH FUND (THE "FUND")
AN INVESTMENT PORTFOLIO OF AIM VARIABLE INSURANCE FUDS

                          PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                 PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE
                                                              HELD APRIL 4, 2006

The undersigned hereby appoints Mark H. Williamson, Robert H. Graham, Kevin M. Carome, Sidney M. Dilgren and Ofelia M. Mayo, any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on April 4, 2006, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the FUND which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL.

                    NOTE: IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, PLEASE DO
                          NOT RETURN YOUR PROXY CARD.

                          PROXY MUST BE SIGNED AND DATED BELOW.

                    Dated ____________________ 2006

                    ------------------------------------------------------------


                    ------------------------------------------------------------
                    Signature(s) (if held jointly)             (SIGN IN THE BOX)

                    NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer's position with the entity.

                    PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]
                    PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.

                                                        FOR   AGAINST   ABSTAIN
                                                        ---   -------   -------
1.   Approve a Plan of Reorganization under which all   [ ]     [ ]       [ ]
     of the assets and liabilities of AIM V.I.
     Aggressive Growth Fund (the "Fund"), a portfolio
     of AIM Variable Insurance Funds ("Trust"), will
     be transferred to AIM V.I. Capital Appreciation
     Fund ("Buying Fund"), a portfolio of Trust, and
     Trust will issue shares of each class of Buying
     Fund to shareholders of the corresponding class
     of shares of the Fund.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

    PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED
                                    ENVELOPE.

(AIM INVESTMENTS(R) LOGO)

                               FOUR EASY WAYS TO VOTE YOUR PROXY

              INTERNET: Go to WWW.XXXXXX.XXX and follow the online directions.
              TELEPHONE: Call 1-XXX-XXX-XXXX and follow the simple instructions.
              MAIL: Vote, sign, date and return your proxy by mail.
              IN PERSON: Vote at the Special Meeting of Shareholders.

999 999 999 999 99

AIM V.I. GROWTH FUND (THE "FUND")
AN INVESTMENT PORTFOLIO OF AIM VARIABLE INSURANCE FUNDS

                          PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                 PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE
                                                              HELD APRIL 4, 2006

The undersigned hereby appoints Mark H. Williamson, Robert H. Graham, Kevin M. Carome, Sidney M. Dilgren and Ofelia M. Mayo, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on April 4, 2006, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the FUND which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL.

                    NOTE: IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, PLEASE DO
                          NOT RETURN YOUR PROXY CARD.

                          PROXY MUST BE SIGNED AND DATED BELOW.

                    Dated ____________________ 2006

                    ------------------------------------------------------------


                    ------------------------------------------------------------
                    Signature(s) (if held jointly)             (SIGN IN THE BOX)

                    NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer's position with the entity.

                    PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]
                    PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.

                                                         FOR   AGAINST   ABSTAIN
                                                         ---   -------   -------
1.   Approve a Plan of Reorganization under which all    [ ]     [ ]       [ ]
     of the assets and liabilities of AIM V.I. Growth
     Fund (the "Fund"), a portfolio of AIM Variable
     Insurance Funds ("Trust"), will be transferred to
     AIM V.I. Capital Appreciation Fund ("Buying
     Fund"), also a portfolio of Trust, and Trust will
     issue shares of each class of Buying Fund to
     shareholders of the corresponding class of shares
     of the Fund.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

    PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED
                                    ENVELOPE.

(AIM INVESTMENTS(R) LOGO)

                               FOUR EASY WAYS TO VOTE YOUR PROXY

              INTERNET: Go to WWW.XXXXXX.XXX and follow the online directions.
              TELEPHONE: Call 1-XXX-XXX-XXXX and follow the simple instructions.
              MAIL: Vote, sign, date and return your proxy by mail.
              IN PERSON: Vote at the Special Meeting of Shareholders.

999 999 999 999 99

AIM V.I. BLUE CHIP FUND (THE "FUND")
AN INVESTMENT PORTFOLIO OF AIM VARIABLE INSURANCE FUNDS


                          PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                 PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE
                                                              HELD APRIL 4, 2006

The undersigned hereby appoints Mark H. Williamson, Robert H. Graham, Kevin M. Carome, Sidney M. Dilgren and Ofelia M. Mayo, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on April 4, 2006, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the FUND which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL.

                    NOTE: IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, PLEASE DO
                          NOT RETURN YOUR PROXY CARD.

                          PROXY MUST BE SIGNED AND DATED BELOW.

                    Dated ____________________ 2006

                    ------------------------------------------------------------


                    ------------------------------------------------------------
                    Signature(s) (if held jointly)             (SIGN IN THE BOX)

                    NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer's position with the entity.

                    PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]
                    PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.

                                                        FOR   AGAINST   ABSTAIN
                                                        ---   -------   -------
1.   Approve a Plan of Reorganization under which all   [ ]     [ ]       [ ]
     of the assets and liabilities of AIM V.I. Blue
     Chip Fund (the "Fund"), a portfolio of AIM
     Variable Insurance Funds ("Trust"), will be
     transferred to AIM V.I. Large Cap Growth Fund
     ("Buying Fund"), also a portfolio of Trust, and
     Trust will issue shares of each class of Buying
     Fund to shareholders of the corresponding class
     of shares of the Fund.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

    PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED
                                    ENVELOPE.

(AIM INVESTMENTS(R) LOGO)

                               FOUR EASY WAYS TO VOTE YOUR PROXY

              INTERNET: Go to WWW.XXXXXX.XXX and follow the online directions.
              TELEPHONE: Call 1-XXX-XXX-XXXX and follow the simple instructions.
              MAIL: Vote, sign, date and return your proxy by mail.
              IN PERSON: Vote at the Special Meeting of Shareholders.

999 999 999 999 99

AIM V.I. PREMIER EQUITY FUND (THE "FUND")
AN INVESTMENT PORTFOLIO OF AIM VARIABLE INSURANCE FUNDS


                          PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                 PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE
                                                              HELD APRIL 4, 2006

The undersigned hereby appoints Mark H. Williamson, Robert H. Graham, Kevin M. Carome, Sidney M. Dilgren and Ofelia M. Mayo, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on April 4, 2006, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the FUND which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL.

                    NOTE: IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, PLEASE DO
                          NOT RETURN YOUR PROXY CARD.

                          PROXY MUST BE SIGNED AND DATED BELOW.

                    Dated ____________________ 2006

                    ------------------------------------------------------------


                    ------------------------------------------------------------
                    Signature(s) (if held jointly)             (SIGN IN THE BOX)

                    NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer's position with the entity.

                    PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]
                    PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.

                                                         FOR   AGAINST   ABSTAIN
                                                         ---   -------   -------
1.   Approve a Plan of Reorganization under which all    [ ]     [ ]       [ ]
     of the assets and liabilities of AIM V.I. Premier
     Equity Fund (the "Fund"), a portfolio of AIM
     Variable Insurance Funds ("Trust"), will be
     transferred to AIM V.I. Core Equity Fund ("Buying
     Fund"), also a portfolio of Trust, and Trust will
     issue shares of each class of Buying Fund to
     shareholders of the corresponding class of shares
     of the Fund.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

    PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED
                                    ENVELOPE.

(AIM INVESTMENTS(R) LOGO)

                               FOUR EASY WAYS TO VOTE YOUR PROXY

              INTERNET: Go to WWW.XXXXXX.XXX and follow the online directions.
              TELEPHONE: Call 1-XXX-XXX-XXXX and follow the simple instructions.
              MAIL: Vote, sign, date and return your proxy by mail.
              IN PERSON: Vote at the Special Meeting of Shareholders.

999 999 999 999 99

AIM V.I. CORE STOCK FUND (THE "FUND")
AN INVESTMENT PORTFOLIO OF AIM VARIABLE INSURANCE FUNDS

                          PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                       PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                                        TO BE HELD APRIL 4, 2006

The undersigned hereby appoints Mark H. Williamson, Robert H. Graham, Kevin M. Carome, Sidney M. Dilgren and Ofelia M. Mayo, any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on April 4, 2006, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the FUND which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL.

                    NOTE: IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, PLEASE DO
                          NOT RETURN YOUR PROXY CARD.

                          PROXY MUST BE SIGNED AND DATED BELOW.

                    Dated ____________________ 2006

                    ------------------------------------------------------------


                    ------------------------------------------------------------
                    Signature(s) (if held jointly)             (SIGN IN THE BOX)

                    NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer's position with the entity.

                    PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]
                    PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.

                                                         FOR   AGAINST   ABSTAIN
                                                         ---   -------   -------
1.   Approve a Plan of Reorganization under which all    [ ]     [ ]       [ ]
     of the assets and liabilities of AIM V.I. Core
     Stock Fund (the "Fund"), a portfolio of AIM
     Variable Insurance Funds ("Trust"), will be
     transferred to AIM V.I. Core Equity Fund ("Buying
     Fund"), also a portfolio of Trust, and Trust will
     issue shares of each class of Buying Fund to
     shareholders of the corresponding class of shares
     of the Fund.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

    PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED
                                    ENVELOPE.